                                                                    Exhibit 99.2
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-----------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                         ACCRUAL BASIS
-----------------------------------------------

-----------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
-----------------------------------------------

-----------------------------------------------
JUDGE: BARBARA J. HOUSER
-----------------------------------------------


                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                        MONTH ENDING: AUGUST 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                                   CHIEF FINANCIAL OFFICER
-------------------------------------------      -------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

DREW KEITH                                                   9/20/2001
-------------------------------------------      -------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE

PREPARER:

/s/ Kevin K. Craig                               CONTROLLER, KITTY HAWK INC.
-------------------------------------------      -------------------------------
ORIGINAL SIGNATURE OF PREPARER                                 TITLE

KEVIN K. CRAIG                                               9/20/2001
-------------------------------------------      -------------------------------
PRINTED NAME OF PREPARER                                       DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 Monthly Operating Report

--------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                         ACCRUAL BASIS-1
--------------------------------------------

--------------------------------------------
CASE  NUMBER:  400-42142-BJH-11                  02/13/95, RWD, 2/96
--------------------------------------------


--------------------------------------------
COMPARATIVE BALANCE SHEET
----------------------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE                 MONTH                 MONTH            MONTH
                                                                      ------------------------------------------------------------
ASSETS                                                     AMOUNT               JULY, 2001          AUGUST, 2001
----------------------------------------------------------------------------------------------------------------------------------
1.      UNRESTRICTED CASH                                $     16,904         $     20,702          $     20,602               $0
----------------------------------------------------------------------------------------------------------------------------------
2.      RESTRICTED CASH                                  $          0         $          0          $          0               $0
----------------------------------------------------------------------------------------------------------------------------------
3.      TOTAL CASH                                       $     16,904         $     20,702          $     20,602               $0
----------------------------------------------------------------------------------------------------------------------------------
4.      ACCOUNTS RECEIVABLE (NET)                        $ 29,303,045         $ 14,901,762          $ 10,385,103               $0
----------------------------------------------------------------------------------------------------------------------------------
5.      INVENTORY                                        $  1,508,508         $  2,038,849          $  2,024,478               $0
----------------------------------------------------------------------------------------------------------------------------------
6.      NOTES RECEIVABLE                                           $0         $          0          $          0               $0
----------------------------------------------------------------------------------------------------------------------------------
7.      PREPAID EXPENSES                                 $  2,294,717         $ 10,247,634          $  6,617,091               $0
----------------------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                              $111,256,463         ($23,920,014)         ($15,950,918)              $0
----------------------------------------------------------------------------------------------------------------------------------
9.      TOTAL CURRENT ASSETS                             $144,379,636         $  3,288,933            $3,096,356               $0
----------------------------------------------------------------------------------------------------------------------------------
10.     PROPERTY, PLANT & EQUIPMENT                      $166,772,560         $202,261,138          $135,178,815               $0
----------------------------------------------------------------------------------------------------------------------------------
11.     LESS: ACCUMULATED
        DEPRECIATION / DEPLETION                         $          0         $ 62,349,337          $ 64,206,818               $0
----------------------------------------------------------------------------------------------------------------------------------
12.     NET PROPERTY, PLANT &
        EQUIPMENT                                        $166,772,560         $139,911,801          $ 70,971,997               $0
----------------------------------------------------------------------------------------------------------------------------------
13.     DUE FROM INSIDERS
----------------------------------------------------------------------------------------------------------------------------------
14.     OTHER ASSETS - NET OF
        AMORTIZATION (ATTACH LIST)                       $          0         $  2,320,685          $  2,320,685               $0
----------------------------------------------------------------------------------------------------------------------------------
15.     OTHER (ATTACH LIST)                              $          0
----------------------------------------------------------------------------------------------------------------------------------
16.     TOTAL ASSETS                                     $311,152,196         $145,521,419          $ 76,389,038               $0
----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
17.     ACCOUNTS PAYABLE                                                      $  1,929,588          $  1,056,048               $0
----------------------------------------------------------------------------------------------------------------------------------
18.     TAXES PAYABLE                                                         $     26,000          $     28,000               $0
----------------------------------------------------------------------------------------------------------------------------------
19.     NOTES PAYABLE                                                         $          0          $          0               $0
----------------------------------------------------------------------------------------------------------------------------------
20.     PROFESSIONAL FEES                                                     $          0          $          0               $0
----------------------------------------------------------------------------------------------------------------------------------
21.     SECURED DEBT                                                          $  7,324,291          $  7,178,460               $0
----------------------------------------------------------------------------------------------------------------------------------
22.     OTHER (ATTACH  LIST)                                                  $  5,434,639          ($24,801,604)              $0
----------------------------------------------------------------------------------------------------------------------------------
23.     TOTAL POSTPETITION
        LIABILITIES                                                           $ 14,714,518          ($16,539,096)              $0
----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
24.     SECURED DEBT                                                          $ 22,600,000          $ 22,600,000               $0
----------------------------------------------------------------------------------------------------------------------------------
25.     PRIORITY DEBT                                    $  2,177,962         $          0          $          0               $0
----------------------------------------------------------------------------------------------------------------------------------
26.     UNSECURED DEBT                                   $184,252,878         $ 29,944,591          $ 29,944,591               $0
----------------------------------------------------------------------------------------------------------------------------------
27.     OTHER (ATTACH LIST)                              $          0         $ 19,797,395          $ 19,782,895               $0
----------------------------------------------------------------------------------------------------------------------------------
28.     TOTAL PREPETITION LIABILITIES                    $186,430,840         $ 72,341,986          $ 72,327,486               $0
----------------------------------------------------------------------------------------------------------------------------------
29.     TOTAL LIABILITIES                                $186,430,840         $ 87,056,504          $ 55,788,390               $0
----------------------------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------------------------
30.     PREPETITION OWNERS' EQUITY                                            $ 69,645,449          $ 69,645,449               $0
----------------------------------------------------------------------------------------------------------------------------------
31.     POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                                      ($11,180,534)         ($49,044,801)              $0
----------------------------------------------------------------------------------------------------------------------------------
32.     DIRECT CHARGES TO EQUITY
        (ATTACH EXPLANATION)                                                  $          0          $          0
----------------------------------------------------------------------------------------------------------------------------------
33.     TOTAL EQUITY                                     $          0         $ 58,464,915          $ 20,600,648               $0
----------------------------------------------------------------------------------------------------------------------------------
34.     TOTAL LIABILITIES &
        OWNERS' EQUITY                                   $186,430,840         $145,521,419          $ 76,389,038               $0
----------------------------------------------------------------------------------------------------------------------------------
                                                                              $          0          $          0               $0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                ACCRUAL BASIS-2
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------

------------------------
INCOME STATEMENT
--------------------------------------------------------------------------------------------------------------------------------
                                                             MONTH                 MONTH            MONTH             QUARTER
                                                     --------------------------------------------------------
REVENUES                                                   JULY, 2001          AUGUST, 2001                            TOTAL
--------------------------------------------------------------------------------------------------------------------------------
1.        GROSS REVENUES                                  $ 9,698,214           $ 9,409,193                         $19,107,407
--------------------------------------------------------------------------------------------------------------------------------
2.        LESS: RETURNS & DISCOUNTS                       $         0           $         0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
3.        NET REVENUE                                     $ 9,698,214           $ 9,409,193               $0        $19,107,407
--------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------------------
4.        MATERIAL                                        $         0           $         0               $0        $         0
--------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL CASH                                      $         0           $         0               $0        $         0
--------------------------------------------------------------------------------------------------------------------------------
6.        DIRECT OVERHEAD                                 $         0           $         0               $0        $         0
--------------------------------------------------------------------------------------------------------------------------------
7.        TOTAL COST OF GOODS SOLD                        $         0           $         0               $0        $         0
--------------------------------------------------------------------------------------------------------------------------------
8.        GROSS PROFIT                                    $ 9,698,214           $ 9,409,193               $0        $19,107,407
--------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
9.        OFFICER / INSIDER COMPENSATION                  $    29,166           $    29,166                         $    58,332
--------------------------------------------------------------------------------------------------------------------------------
10.       SELLING & MARKETING                             $         0           $         0                         $         0
--------------------------------------------------------------------------------------------------------------------------------
11.       GENERAL & ADMINISTRATIVE                        $   911,920           $ 1,050,849                         $ 1,962,769
--------------------------------------------------------------------------------------------------------------------------------
12.       RENT & LEASE                                    $ 2,054,140           $ 2,017,147                         $ 4,071,287
--------------------------------------------------------------------------------------------------------------------------------
13.       OTHER (ATTACH LIST)                             $10,267,185           $71,628,972                         $81,896,157
--------------------------------------------------------------------------------------------------------------------------------
14.       TOTAL OPERATING EXPENSES                        $13,262,411           $74,726,134               $0        $87,988,545
--------------------------------------------------------------------------------------------------------------------------------
15.       INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                                ($3,564,197)         ($65,316,941)              $0       ($68,881,138)
--------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
16.       NON-OPERATING INCOME (ATT. LIST)                    ($1,557)              ($4,424)                            ($5,981)
--------------------------------------------------------------------------------------------------------------------------------
17.       NON-OPERATING EXPENSE (ATT. LIST)               $         0           $         0                         $         0
--------------------------------------------------------------------------------------------------------------------------------
18.       INTEREST EXPENSE                                $   246,770           $   236,105                         $   482,875
--------------------------------------------------------------------------------------------------------------------------------
19.       DEPRECIATION / DEPLETION                        $    95,045           $    95,966                         $   191,011
--------------------------------------------------------------------------------------------------------------------------------
20.       AMORTIZATION                                    $         0           $         0                                  $0
--------------------------------------------------------------------------------------------------------------------------------
21.       OTHER (ATTACH LIST)                             ($3,269,653)          ($2,537,475)                        ($5,807,128)
--------------------------------------------------------------------------------------------------------------------------------
22.       NET OTHER INCOME & EXPENSES                     ($2,929,395)          ($2,209,828)              $0        ($5,139,223)
--------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
23.       PROFESSIONAL FEES                               $         0           $         0                         $         0
--------------------------------------------------------------------------------------------------------------------------------
24.       U.S. TRUSTEE FEES                               $         0           $         0                         $         0
--------------------------------------------------------------------------------------------------------------------------------
25.       OTHER (ATTACH LIST)                             $         0           $         0                         $         0
--------------------------------------------------------------------------------------------------------------------------------
26.       TOTAL REORGANIZATION EXPENSES                   $         0           $         0               $0        $         0
--------------------------------------------------------------------------------------------------------------------------------
27.       INCOME TAX                                        ($253,921)         ($25,242,846)                       ($25,496,767)
--------------------------------------------------------------------------------------------------------------------------------
28.       NET PROFIT (LOSS)                                 ($380,881)         ($37,864,267)              $0       ($38,245,148)
--------------------------------------------------------------------------------------------------------------------------------
                                                          $         0           $         0               $0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-----------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                ACCRUAL BASIS-3
-----------------------------------------

-----------------------------------------
CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
-----------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                      MONTH                   MONTH               MONTH               QUARTER
                                                 ------------------------------------------------------------
DISBURSEMENTS                                         JULY, 2001            AUGUST, 2001                                TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.      CASH - BEGINNING OF MONTH                    $    20,721             $    20,702             $20,602          $    20,721
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
2.      CASH SALES                                   $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE

----------------------------------------------------------------------------------------------------------------------------------
3.      PREPETITION                                  $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
4.      TOTAL CASH                                   $10,804,697             $15,897,736             $     0          $26,702,433
----------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL OPERATING RECEIPTS                     $10,804,697             $15,897,736             $     0          $26,702,433
----------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------------------------------
6.      LOANS & ADVANCES (ATTACH LIST)               $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
7.      SALE OF ASSETS                               $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)                         ($10,804,716)           ($15,897,836)            $     0         ($26,702,552)
----------------------------------------------------------------------------------------------------------------------------------
9.      TOTAL NON-OPERATING RECEIPTS                ($10,804,716)           ($15,897,836)            $     0         ($26,702,552)
----------------------------------------------------------------------------------------------------------------------------------
10.     TOTAL RECEIPTS                                      ($19)                  ($100)            $     0                ($119)
----------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL CASH AVAILABLE                         $    20,702             $    20,602             $20,602          $    20,602
----------------------------------------------------------------------------------------------------------------------------------
OPERATING  DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------------------
12.     NET PAYROLL                                  $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
13.     PAYROLL TAXES PAID                           $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
14.     SALES, USE & OTHER TAXES PAID                $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
15.     SECURED / RENTAL / LEASES                    $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
16.     UTILITIES                                    $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
17.     INSURANCE                                    $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
18.     INVENTORY PURCHASES                          $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
19.     VEHICLE EXPENSES                             $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
20.     TRAVEL                                       $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
21.     ENTERTAINMENT                                $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
22.     REPAIRS & MAINTENANCE                        $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
23.     SUPPLIES                                     $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
24.     ADVERTISING                                  $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                          $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL OPERATING DISBURSEMENTS                $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
27.     PROFESSIONAL FEES                            $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
28.     U.S. TRUSTEE FEES                            $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
29.     OTHER (ATTACH LIST)                          $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
30.     TOTAL REORGANIZATION EXPENSES                $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
31.     TOTAL DISBURSEMENTS                          $         0             $         0             $     0          $         0
----------------------------------------------------------------------------------------------------------------------------------
32.     NET CASH FLOW                                       ($19)                  ($100)            $     0                ($119)
----------------------------------------------------------------------------------------------------------------------------------
33.     CASH - END OF MONTH                          $    20,702             $    20,602             $20,602          $    20,602
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                ACCRUAL BASIS-4
---------------------------------------------

---------------------------------------------
CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
---------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              SCHEDULE             MONTH                MONTH             MONTH
                                                                           --------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                       AMOUNT             JULY, 2001         AUGUST, 2001
-----------------------------------------------------------------------------------------------------------------------------------
1.        0-30                                                 $27,808,237        $12,039,698          $10,275,075              $0
-----------------------------------------------------------------------------------------------------------------------------------
2.        31-60                                                $   648,873           ($67,909)            ($18,798)             $0
-----------------------------------------------------------------------------------------------------------------------------------
3.        61-90                                                $   923,454           ($49,158)            ($61,934)             $0
-----------------------------------------------------------------------------------------------------------------------------------
4.        91+                                                     ($77,519)       $ 2,538,179          $ 1,484,453              $0
-----------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL ACCOUNTS RECEIVABLE                            $29,303,045        $14,460,810          $11,678,796              $0
-----------------------------------------------------------------------------------------------------------------------------------
6.        TOTAL CASH
-----------------------------------------------------------------------------------------------------------------------------------
7.        ACCOUNTS RECEIVABLE (NET)                            $29,303,045        $14,460,810          $11,678,796              $0
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                       MONTH: AUGUST, 2001
                                                                                      ---------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                  0-30              31-60              61-90                 91+
TAXES  PAYABLE                                    DAYS              DAYS               DAYS                 DAYS            TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
1.        FEDERAL                             $        0           $     0            $     0             $      0      $        0
-----------------------------------------------------------------------------------------------------------------------------------
2.        STATE                               $   28,000           $     0            $     0             $      0      $   28,000
-----------------------------------------------------------------------------------------------------------------------------------
3.        LOCAL                                                    $     0            $     0             $      0      $        0
-----------------------------------------------------------------------------------------------------------------------------------
4.        OTHER (ATTACH LIST)                                      $     0            $     0             $      0      $        0
-----------------------------------------------------------------------------------------------------------------------------------
5.        TOTAL TAXES PAYABLE                 $   28,000           $     0            $     0             $      0      $   28,000
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
6.        ACCOUNTS PAYABLE                    $1,030,752          ($53,490)          ($92,785)            $171,571      $1,056,048
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        $        0

---------------------------------------------------------

STATUS OF POSTPETITION TAXES                                                     MONTH: AUGUST, 2001
                                                                                        -------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              BEGINNING           AMOUNT                               ENDING
                                                                 TAX           WITHHELD AND/           AMOUNT            TAX
FEDERAL                                                      LIABILITY*         0R ACCRUED              PAID          LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
1.        WITHHOLDING**                                          $       0         $1,169,133           $1,169,133         $     0
-----------------------------------------------------------------------------------------------------------------------------------
2.        FICA-EMPLOYEE**                                        $       0                                                 $     0
-----------------------------------------------------------------------------------------------------------------------------------
3.        FICA-EMPLOYER**                                        $       0                                                 $     0
-----------------------------------------------------------------------------------------------------------------------------------
4.        UNEMPLOYMENT                                           $       0                                                 $     0
-----------------------------------------------------------------------------------------------------------------------------------
5.        INCOME                                                 $       0         $        0           $        0         $     0
-----------------------------------------------------------------------------------------------------------------------------------
6.        OTHER (ATTACH LIST)                                    $       0                                                 $     0
-----------------------------------------------------------------------------------------------------------------------------------
7.        TOTAL FEDERAL TAXES                                    $       0         $1,169,133           $1,169,133         $     0
-----------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
8.        WITHHOLDING                                            $       0                                                 $     0
-----------------------------------------------------------------------------------------------------------------------------------
9.        SALES                                                  $       0                                                 $     0
-----------------------------------------------------------------------------------------------------------------------------------
10.       EXCISE                                                 $  26,000         $   28,000           $   26,000         $28,000
-----------------------------------------------------------------------------------------------------------------------------------
11.       UNEMPLOYMENT                                           $       0                                                 $     0
-----------------------------------------------------------------------------------------------------------------------------------
12.       REAL PROPERTY                                          $       0                                                 $     0
-----------------------------------------------------------------------------------------------------------------------------------
13.       PERSONAL PROPERTY                                      $       0         $        0           $        0         $     0
-----------------------------------------------------------------------------------------------------------------------------------
14.       OTHER (ATTACH LIST)                                    $       0                                                 $     0
-----------------------------------------------------------------------------------------------------------------------------------
15.       TOTAL STATE & LOCAL                                    $  26,000         $   28,000           $   26,000         $28,000
-----------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL TAXES                                            $  26,000         $1,197,133           $1,195,133         $28,000
-----------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                ACCRUAL BASIS-5
--------------------------------------------

--------------------------------------------
CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
--------------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


          TOTAL CASH                                                    MONTH: AUGUST, 2001
-------------------------------------------                                    ----------------------------------------------------
BANK RECONCILIATIONS

                                                               Account #1         Account #2        Account #3
------------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                  Bank One
----------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                                     100130152                                           TOTAL
----------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                       Operating Account
------------------------------------------------------------------------------------------------------------------------------------
1.        BALANCE PER BANK STATEMENT                                    $0                                                       $0
------------------------------------------------------------------------------------------------------------------------------------
2.        ADD: TOTAL DEPOSITS NOT CREDITED                              $0                                                       $0
------------------------------------------------------------------------------------------------------------------------------------
3.        SUBTRACT: OUTSTANDING CHECKS                                  $0                                                       $0
------------------------------------------------------------------------------------------------------------------------------------
4.        OTHER RECONCILING ITEMS                                       $0                                                       $0
------------------------------------------------------------------------------------------------------------------------------------
5.        MONTH END BALANCE PER BOOKS                                   $0                 $0                $0                  $0
------------------------------------------------------------------------------------------------------------------------------------
6.        NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                DATE OF            TYPE OF          PURCHASE             CURRENT
BANK, ACCOUNT NAME & NUMBER                                     PURCHASE          INSTRUMENT         PRICE                VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------------------------
11.       TOTAL  INVESTMENTS                                                                                 $0                  $0
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------------------------
12.       CURRENCY ON HAND                                                                                                  $20,602
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13.       TOTAL CASH - END OF MONTH                                                                                         $20,602
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-----------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                ACCRUAL BASIS-6
-----------------------------------------------

-----------------------------------------------
CASE  NUMBER:  400-42142-BJH-11                            02/13/95, RWD, 2/96
-----------------------------------------------

                                                           MONTH:  AUGUST, 2001

-----------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
-----------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMTOTAL CASH (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                      INSIDERS
--------------------------------------------------------------------------------
                                    TYPE OF          AMOUNT       TOTAL PAID
                NAME                PAYMENT           PAID          TO DATE
--------------------------------------------------------------------------------
1.     Clark Stevens                 Salary          $15,833       $344,583
--------------------------------------------------------------------------------
2.     Donny Scott                   Salary          $13,333       $278,333
--------------------------------------------------------------------------------
3.     Susan Hawley                  Salary          $     0       $ 41,667
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO INSIDERS                                   $29,166       $664,583
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------------------------
                                          DATE OF COURT                                                               TOTAL
                                        ORDER AUTHORIZING       AMOUNT            AMOUNT          TOTAL PAID        INCURRED
                     NAME                    PAYMENT           APPROVED            PAID             TO DATE        & UNPAID *
-----------------------------------------------------------------------------------------------------------------------------------
1.     SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
-----------------------------------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------------------------
6.     TOTAL PAYMENTS
       TO PROFESSIONALS                                                   $0                $0                $0               $0
-----------------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                 SCHEDULED            AMOUNTS
                                                                  MONTHLY              PAID              TOTAL
                                                                 PAYMENTS             DURING            UNPAID
                       NAME OF CREDITOR                             DUE                MONTH         POSTPETITION
----------------------------------------------------------------------------------------------------------------------
1.     PEGASUS                                                   $403,000            $403,000          $      0
----------------------------------------------------------------------------------------------------------------------
2.     CORPORATE TRUST/TRANSAMERICA                              $206,590            $      0          $413,180
----------------------------------------------------------------------------------------------------------------------
3.     PROVIDENT                                                 $125,000            $125,000          $      0
----------------------------------------------------------------------------------------------------------------------
4.     COAST BUSINESS                                            $262,000            $262,000          $      0
----------------------------------------------------------------------------------------------------------------------
5.     WELLS FARGO                                               $      0            $      0          $      0
----------------------------------------------------------------------------------------------------------------------
6.     TOTAL                                                     $996,590            $790,000          $413,180
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.          ACCRUAL  BASIS-7
---------------------------------------------

---------------------------------------------
CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
---------------------------------------------

                                                 MONTH: AUGUST, 2001
                                                         -----------------------

---------------------------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     YES                NO
-----------------------------------------------------------------------------------------------------------------------------------
1.      HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                              X
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------------------------------------
2.      HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                                  X
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
-----------------------------------------------------------------------------------------------------------------------------------
3.      TOTAL CASH                                                                                                      X
        LOANS) DUE  FROM RELATED PARTIES?
-----------------------------------------------------------------------------------------------------------------------------------
4.      HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                                          X
        THIS REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------------------------------------
5.      HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                                X
        DEBTOR FROM ANY PARTY?
-----------------------------------------------------------------------------------------------------------------------------------
6.      ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                    X
-----------------------------------------------------------------------------------------------------------------------------------
7.      ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                              X
        PAST DUE?
-----------------------------------------------------------------------------------------------------------------------------------
8.      ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                X
-----------------------------------------------------------------------------------------------------------------------------------
9.      ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                      X
-----------------------------------------------------------------------------------------------------------------------------------
10.     ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                                  X
        DELINQUENT?
-----------------------------------------------------------------------------------------------------------------------------------
11.     HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                                 X
        REPORTING PERIOD?
-----------------------------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                                 X
-----------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
a) 1: $489,000 Loss on Sale of Aircraft N6812 & N6821 for scrap metal value;
      $618,839 Loss on Sale of Engines- see ALI case #400-42148-BJH-11
--------------------------------------------------------------------------------
b) 4: Payments made to Flight Safety Boeing Training, in accordance with BR
      Court Order
--------------------------------------------------------------------------------

---------------------------------------------------
INSURANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     YES                NO
-----------------------------------------------------------------------------------------------------------------------------------
1.      ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                        X
        NECESSARY INSURANCE COVERAGES IN EFFECT?
-----------------------------------------------------------------------------------------------------------------------------------
2.      ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                        X
-----------------------------------------------------------------------------------------------------------------------------------
3.      PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        INSTALLMENT  PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
             TYPE  OF                                                                                             PAYMENT AMOUNT
              POLICY                            CARRIER                            PERIOD COVERED                   & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
        SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.               FOOTNOTES SUPPLEMENT
-------------------------------------------

-------------------------------------------
CASE NUMBER:   400-42142-BJH-11                      ACCRUAL BASIS
-------------------------------------------

                                               MONTH:          AUGUST, 2001
                                                       -------------------------

-----------------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS FORM NUMBER    LINE NUMBER                                FOOTNOTE / EXPLANATION
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

           2                      13        SFAS 121 Writedown of $61,041,310 of Assets, due to USPS W-Net cancellation
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           3                       8        All cash received into the subsidiary cash account is swept
-----------------------------------------------------------------------------------------------------------------------------
                                               each night to Kitty Hawk, Inc. Master Account
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           3                      31        All disbursements (either by wire transfer or check), including payroll, are
-----------------------------------------------------------------------------------------------------------------------------
                                               disbursed out of the Kitty Hawk, Inc. controlled disbursement
-----------------------------------------------------------------------------------------------------------------------------
                                               account.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           4                       6        All assessments of uncollectible accounts receivable are done
-----------------------------------------------------------------------------------------------------------------------------
                                               at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
-----------------------------------------------------------------------------------------------------------------------------
                                               down to Inc.'s subsidiaries as deemed necessary.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           6                    Insiders    Payments to insiders include a portion of the Court approved retention
-----------------------------------------------------------------------------------------------------------------------------
                                               payments in the month of January.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           6                  Notes/Leases  Republic aircraft N901RF & N902RF were returned to lessor 2/28/01, terminating
-----------------------------------------------------------------------------------------------------------------------------
                                               their lease commitments.  TransAmerica aircraft N750US & N751US were
-----------------------------------------------------------------------------------------------------------------------------
                                               erroneously ommitted from previous filings.  TransAmerica a/c to be returned
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           7                       3        All insurance policies are carried in the name of Kitty Hawk, Inc. and its
-----------------------------------------------------------------------------------------------------------------------------
                                               subsidiaries. Therefore, they are listed here accordingly.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
           3                       3        The current general ledger system is not able to provide a detail of customer
-----------------------------------------------------------------------------------------------------------------------------
                                               cash receipts segregated by prepetition and post petition accounts receivable.
-----------------------------------------------------------------------------------------------------------------------------

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  400-42142-BJH-11

Details of Other Items                                              AUGUST, 2001

ACCRUAL BASIS-1
8.    OTHER  (ATTACH  LIST)                                      $                      (15,950,918)Reported
                                                                 ----------------------------------
           Intercompany Receivables                                                     (25,405,211)
           Deposits - State Street Bank (TA Air)                                          3,534,695
           Deposits - Landing & Parking                                                      54,000
           Deposits - Ventura Aerospace                                                      65,125
           Deposits - Rent                                                                  113,643
           Deposits - Misc                                                                  642,125
           A/C Held for Resale                                                            4,951,972
           Intangible - Mather                                                               92,733
                                                                 ----------------------------------
           TOTAL  CASH                                                                  (15,950,918)Detail
                                                                 ----------------------------------
                                                                                                  - Difference

14.   OTHER  (ATTACH  LIST)                                      $                        2,320,685 Reported
                                                                 ----------------------------------
           Deposits - Aircraft Leases                                                     2,320,685
           Intangible - ATAZ STC                                                                  0
                                                                 ----------------------------------
                                                                                          2,320,685 Detail
                                                                 ----------------------------------
                                                                                                  - Difference

22.   OTHER  (ATTACH  LIST)                                      $                      (24,801,604)Reported
                                                                 ----------------------------------
           Accrued A/P                                                                    3,418,260
           Deposit held for ATAZ sale                                                             0
           Accrued Salaries & Wages                                                       1,004,667
           Accrued 401K & Misc PR Deductions                                                133,903
           Accrued PR Taxes (FICA)                                                           73,631
           Accrued Fuel Exp                                                               4,038,914
           Accrued Interest                                                                 347,978
           Accrued Maintenance Reserves                                                  (1,120,855)
           Accrued Fed Income Tax (Post)                                                (32,698,102)
                                                                 ----------------------------------
                                                                                        (24,801,604)Detail
                                                                 ----------------------------------
                                                                                                  - Difference

27.   OTHER (ATTACH LIST)                                        $                       19,782,895 Reported
                                                                 ----------------------------------
           Accrued A/P                                                                    5,232,302
           Accrued Maintenance Reserves                                                  10,267,512
           Accrued Fed Income Tax (Pre)                                                   3,332,363
           Accrued Taxes - Other                                                                446
           FINOVA Equip Accrued                                                             307,272
           Pegasus Lease Incentive                                                          643,000
                                                                 ----------------------------------
                                                                                         19,782,895 Detail
                                                                 ----------------------------------
                                                                                                  - Difference

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE NUMBER:  400-42142-BJH-11

Details of Other Items                                              AUGUST, 2001


ACCRUAL BASIS-2
13.   OTHER (ATTACH LIST)                                                                $71,628,972 Reported
                                                                   ----------------------------------
           Aircraft Expense                                                                2,526,955
           Maintenance                                                                     3,009,719
           Fuel                                                                              150,929
           Ops Wages                                                                       2,721,449
           Ops Wages-Grnd                                                                    287,231
           Ground Handling                                                                   531,870
           Other Operating Exp                                                             1,359,509
           SFAS 121 Write-down of Assets, W-Net Cancel                                    61,041,310

                                                                   ----------------------------------
                                                                                          71,628,972 Detail
                                                                   ----------------------------------
                                                                                                   - Difference

16    NON OPERATING INCOME (ATT. LIST)                                                       ($4,424)Reported
                                                                   ----------------------------------
           Non-Op Income                                                                      (4,424)Detail
                                                                   ----------------------------------
                                                                                                   - Difference

17    NON OPERATING EXPENSE (ATT. LIST)                                                  $         0 Reported
                                                                   ----------------------------------
           Non-Op Expense                                                                          - Detail
                                                                   ----------------------------------
                                                                                                   - Difference

21    OTHER (ATTACH LIST)                                                                ($2,537,475)Reported
                                                                   ----------------------------------
           (Gain)/Loss on Sale of Assets                                                   1,107,838
           Credit for Allocation of A/C Costs to KH I/C                                   (3,645,313)
                                                                   ----------------------------------
                                                                                          (2,537,475)Detail
                                                                   ----------------------------------
                                                                                                   - Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                                                (15,897,836)Reported
                                                                   ----------------------------------
           Transfer to Inc - all money sweeps                                            (15,897,836)Detail
                                                                   ----------------------------------
              to KH Inc. Case #400-42141                                                           - Difference
                                                                   ----------------------------------